SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Materials Pursuant to Rule 14a-12

EQUITY ONE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration No.:

(3)	Filing Party:

(4)	Date Filed:

EQUITY ONE, INC.	Stockholder Meeting to be held on 05/27/08

** IMPORTANT NOTICE **	Proxy Material Available

Regarding the Availability of Proxy Material	• Proxy Statement • Annual Report
This is the Notice of the 2008 Annual Meeting of Stockholders of Equity One, Inc. You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting on the items set forth on the following page.	PROXY MATERIAL - VIEW OR RECEIVE

You can choose to view the material Online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will

NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 05/13/08.

EQUITY ONE, INC. C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735	HOW TO VIEW MATERIAL VIA THE INTERNET Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL

1)      BY INTERNET - www.proxyvote.com

2)      BY TELEPHONE - 1-800-579-1639

3)      BY E-MAIL* - sendmaterial@proxyvote.com

*If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information	How To Vote

Meeting Type: Annual Meeting Date: 05/27/08 Meeting Time: 10:00 A.M. EDT For holders as of: 03/31/08

Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Meeting Location:
The Westin Diplomat Resort & Spa 3555 South Ocean Dr. Hollywood, FL 33019

Meeting Directions:	Vote By Internet

For Meeting Directions Please Call: 954-602-8909

To vote now by Internet, go to

WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 26, 2008. Have your notice in hand when you access the web site and follow the instructions.

Voting items
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR AND “FOR” THE RATIFICATION OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS FOR 2008.

1.	Election Of Directors

Nominees:

01) Noam Ben-Ozer	06) Chaim Katzman
02) James S. Cassel	07) Peter Linneman
03) Cynthia R. Cohen	08) Jeffrey S. Olson
04) Neil Flanzraich	09) Dori Segal
05) Nathan Hetz

2.	Ratification of the appointment of Ernst & Young LLP as our independent auditors for 2008.

3.	In their discretion to vote, upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.